                                                                 Exhibit 10.17.1

                           AMENDMENT AGREEMENT NO. 9

                                to that certain

                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     This AMENDMENT AGREEMENT NO. 9 (this "Amendment") dated as of December 24,
                                           ---------
2000, is among (a) CHART HOUSE ENTERPRISES, INC. (the "Parent"), (b) CHART
                                                       ------
HOUSE, INC. (the "Borrower"), (c) FLEET NATIONAL BANK (formerly known as
                  --------
BankBoston, N.A.) and the other lending institutions listed on Schedule 1 to the
                                                               -------- -
Credit Agreement (collectively, the "Banks"), and (d) FLEET NATIONAL BANK
                                     -----
(formerly known as BankBoston, N.A.) as agent (the " Agent") for itself and the
                                                     -----
other Banks.

     WHEREAS, the Parent, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit Agreement and Term Loan Agreement, dated as of April 26, 1999 (as amended and in effect from time to time, the "Credit
                                                                 ------
Agreement"), pursuant to which the Banks, upon certain terms and conditions,
---------
have agreed to make loans to, and to issue letters of credit for the benefit of, the Borrower; and

     WHEREAS, the Borrower has requested that the Agent and the Banks agree, and the Agent and the Banks have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the terms and provisions of the Credit Agreement;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     (S)1.  Defined Terms.  Capitalized terms which are used herein without
            -------------
definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

     (S)2.  Amendments to Section 1 of the Credit Agreement.
            -----------------------------------------------

          Section 1.1 of the Credit Agreement is hereby amended by

          (a)  deleting the definition of "Additional Samstock Subordinated
                                           --------------------------------
     Debt" in its entirety and replacing it with the following:

               "Additional Samstock Subordinated Debt.  Unsecured subordinated
                -------------------------------------
          Indebtedness of the Borrower in an amount not more than $11,000,000 in the aggregate and the guaranty of such indebtedness by the Parent incurred pursuant to the Amended and Restated Subordinated Promissory Note and Guaranty dated as of February 20, 2001 (the "Additional Subordinated Note") made by the Borrower and the Parent in favor of EGI-Fund (01) Investors, L.L.C. and unsecured subordinated Indebtedness of the Subsidiaries of the Borrower evidenced by an amended and restated guaranty dated as of February 20, 2001 (the "Additional Subsidiary Guaranty"), made by each subsidiary of the Borrower in favor of EGI-Fund (01) Investors, L.L.C., provided that, (a) each of the Additional Subordinated Note
                  --------
          and the Additional Subsidiary Guaranty will be expressly subordinated and made junior to the payment and performance in full of all of the Obligations pursuant to the provisions of the Amended and Restated Subordination Agreement, dated as of February 20, 2001 (the "Additional Subordination Agreement"), among the Parent, the Borrower, each of the Subsidiaries of the Borrower, the Agent and EGI-Fund (01) Investors, L.L.C., (b) the proceeds of the Additional Samstock Subordinated Debt shall be used for the purpose of making payments in respect of the Contractor Liabilities, the 2001 Pre-Opening Costs and for working capital purposes, and (c) the terms of the Additional Subordinated Note, the Additional Subordinated Guaranty and any subordination agreement relating thereto shall not be amended or otherwise modified without the written consent of the Agent and the Banks."

          (b)  deleting the definition of "Adjusted Leverage Ratio" in its
                                           -----------------------
     entirety and replacing it with the following:

               "Adjusted Leverage Ratio.  As at any date of determination, the
                -----------------------
          ratio of (a) the sum of (i) Consolidated Rental Expense of the Parent and its Subsidiaries for the Reference Period ending on such date multiplied by eight (8) plus (ii) Consolidated Senior Funded
                                  ----
          Indebtedness of the Parent and its Subsidiaries outstanding on such date, over (b) Consolidated EBITDAR of the Parent and its Subsidiaries for such Reference Period."

          (c)  deleting the definition of "Consolidated EBITDA" in its entirety
                                           -------------------
     and replacing it with the following:

               "Consolidated EBITDA.  With respect to the Parent and its
                -------------------
          Subsidiaries for any fiscal period, an amount equal to Consolidated Net Income for such period, plus, to the extent deducted in the
                                      ----
          calculation of Consolidated Net Income and without duplication, (a) depreciation and amortization for such period, (b) other noncash charges for such period, (c) income tax expense for such period, (d) Consolidated Interest Charges paid or accrued during such period, (e) the non-recurring charges for such period relating to the sale of each of the properties set forth on Schedule 1A attached hereto in an
                                         -----------
          amount not to exceed $5,000,000 in the aggregate, (f) Minority Interest for such period, (g) restaurant pre-opening costs for such period, (h) severance expenses in an amount not to exceed $400,000 in respect of fiscal year 2000, and (i) expenses associated with the Rights Offering in an amount not to exceed $750,000 in the aggregate, minus, without duplication, all Pro Forma Rents for such period."
          -----

          (d)  deleting the definition of "Consolidated Financial Obligations"
                                           ----------------------------------
     in its entirety and replacing it with the following:

               "Consolidated Financial Obligations.  For any period, the sum of
                ----------------------------------
          all scheduled payments of principal on Consolidated Senior Funded Indebtedness of the Parent and its Subsidiaries made or required to be made in such period, plus Consolidated Interest Charges of the Parent and its Subsidiaries for such Period."

          (e)  deleting the definition of "Initial Samstock Subordinated Debt"
                                           ----------------------------------
     in its entirety and replacing it with the following:

               "Initial Samstock Subordinated Debt.  Unsecured subordinated
                ----------------------------------
          Indebtedness of the Borrower and the guaranty of such indebtedness by the Parent incurred pursuant to the Amended and Restated Subordinated Promissory Note and Guaranty dated as of February 20, 2001 (the "Initial Subordinated Note") made by the Borrower and the Parent in favor of Samstock, L.L.C. and subsequently assigned to EGI-Fund (00) Investors, L.L.C. and unsecured subordinated Indebtedness of the Subsidiaries of the Borrower evidenced by the amended and restated guaranty dated as of February 20, 2001 (the "Initial Subsidiary Guaranty"), made by each subsidiary of the Borrower in favor of Samstock, L.L.C. and subsequently assigned to EGI-Fund (00) Investors, L.L.C., such Indebtedness being expressly subordinated and made junior to the payment and performance in full of all of the Obligations pursuant to the provisions of the Second Amended and Restated Subordination Agreement, dated as of February 20, 2001 (the "Initial Subordination Agreement"), among the Parent, the Borrower, each of the Subsidiaries of the Borrower, the Agent and EGI-Fund (00) Investors, L.L.C., provided that, the terms of the Initial Subordinated Note, the
                  -------- ----
          Initial Subordinated Guaranty and the Initial Subordination Agreement shall not be amended or otherwise modified without the written consent of the Agent and the Banks.


          (f)  deleting the definition of "Leverage Ratio" in its entirety and
                                           --------------
     replacing it with the following:

               "Leverage Ratio.  As at any date of determination, the ratio of
               ---------------
          (a) Consolidated Senior Funded Indebtedness of the Parent and its Subsidiaries outstanding on such date, over (b) Consolidated EBITDA of the Parent and its Subsidiaries for such Reference Period."


          (g) inserting the following new definitions in the appropriate alphabetical order:

               "2001 Pre-Opening Costs.  The pre-opening costs associated with
                ----------------------
          the new units located in West Palm Beach, Florida and Reston, Virginia, in an amount not to exceed $600,000 in the aggregate."

               "Consolidated Senior Funded Indebtedness.  With respect to the
                ---------------------------------------
          Parent and its Subsidiaries for any fiscal period, Consolidated Funded Indebtedness minus the aggregate amount of Samstock Subordinated
                       -----
          Debt."

               "Contractor Liabilities.  Collectively, (i) the principal amount
                ----------------------
          of $5,543,523.60 (together with all interest and fees thereon) owed to Shawmut and described in the Shawmut Payment Agreement, (ii) $1,900,000 in the aggregate on account of Capital Expenditures or New Restaurant Capital Expenditures contracted to be made at the Borrower's Jacksonville, West 52nd Street, Atlanta, Washington, Phoenix, West Palm Beach and Reston locations, (iii) $670,000 owed to Clark Construction, and (iv) $50,000 of development expenses, including preliminary design and site investigation expenses, related to the Chicago, Illinois and the Lincolnshire, Illinois locations."

               "Rights Offering.  That certain offering of nontransferable
                ---------------
          rights to stockholders of the Parent to purchase an aggregate of up to $8,000,000 newly issued shares of Series A senior convertible redeemable preferred stock of the Parent, par value $1.00 per share (the "Preferred Stock")."

               "Shawmut. Shawmut Woodworking & Supply Co., Inc. (d/b/a Shawmut
                -------
          Design and Construction)."

               "Shawmut Payment Agreement.  The Agreement dated as of February
                -------------------------
          2, 2001 between the Parent and Shawmut pursuant to which the Parent agreed to a payment schedule for all outstanding amounts owed to Shawmut."

               "Subordinated Debt Documents.  Collectively, the Initial
                ---------------------------
          Subordinated Note, the Initial Subsidiary Guaranty, the Initial Subordination Agreement, the Additional Subordinated Note, the Additional Subsidiary Guaranty and the Additional Subordination Agreement."

     (S)3.  Amendment to Section 2 of the Credit Agreement.  Section 2.1 of the
            ----------------------------------------------
Credit Agreement is hereby amended by deleting the last two sentences thereof in their entirety.

     (S)4.  Amendments to Section 4 of the Credit Agreement.
            -----------------------------------------------

     (a) Section 4.3.2 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

               "4.3.2.  Annual Excess Operating Cash Flow Recapture.
                        -------------------------------------------

               For each fiscal year of the Parent ending on or after December 31, 2001, the Borrower shall make a prepayment of principal on the Term Loan in an amount equal to seventy-five percent (75%) of Excess Operating Cash Flow for such fiscal year, such mandatory prepayment to be due one hundred five (105) days after the end of each applicable fiscal year and to be applied against the remaining scheduled installments of principal due on the Term Loan pro rata, with any
                                                         --------
          remaining amounts to be applied against the outstanding amount of the Revolving Credit Loans."


     (b) Section 4.3.3 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "Notwithstanding the foregoing, and whether or not a Default or Event of Default then exists or would result therefrom, the gross cash proceeds from the Rights Offering (together with the $5,000,000 of Samstock Subordinated Debt to remain outstanding following the consummation of the Rights Offering) shall be used to repay the Contractor Liabilities, the 2001 Pre-Opening Costs, the Samstock Subordinated Debt, accrued interest and fees in respect of the Samstock Subordinated Debt and expenses relating to the Rights Offering."

     (S)5.  Amendment to Section 10 of the Credit Agreement.  Section 10.4(i) of
            -----------------------------------------------
the Credit Agreement is hereby amended by (a) inserting after the words "each fiscal month of the Parent," the words "(a)", and (b) inserting after the words "satisfactory to the Banks" the words ", and (b) the monthly management report of the Parent and its Subsidiaries for the next fiscal month, such monthly management report to be substantially in the form of the monthly management report previously delivered to the Banks and otherwise in form satisfactory to the Banks."

     (S)6.  Amendments to Section 11 of the Credit Agreement.
            ------------------------------------------------

     (a) Section 11.5.2 of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

     "Notwithstanding the foregoing and the provisions of (S)4.3.3, the Borrower shall be permitted to assign the ground lease for its Inner Harbor, Baltimore, Maryland location for an aggregate gross amount of not less than $900,000, such proceeds to be applied against the outstanding amount of the Revolving Credit Loans."

     (b) Section 11.11 of the Credit Agreement is hereby amended by deleting the words "Other than the Samstock Subordinated Debt and, except" and replacing them with the words "Other than the Samstock Subordinated Debt and the Rights Offering (including the standby purchase arrangement contemplated thereunder), and except".

     (c) Section 11 of the Credit Agreement is hereby amended by inserting the following new Section 11.16 at the end thereof:

          "11.16.  Subordinated Debt.  The Borrower will not, and will not
                   -----------------
     permit any of its Subsidiaries to, prepay, redeem or repurchase any of the Samstock Subordinated Debt, provided that:

(a) The Borrower may pay regularly scheduled accrued and unpaid interest pursuant to the terms of the Samstock Subordinated Debt, so long as (i) no Default or Event of Default then exists and none would exist after giving effect to any such payment of interest, (ii) the outstanding principal amount of the Samstock Subordinated Debt is (x) less than or equal to $5,000,000 and the Leverage Ratio is less than 2.50:1.00 as at the end of the most recently ended fiscal quarter of the Borrower ,or (y) greater than $5,000,000 and the Leverage Ratio is less than 2.00:1.00, and (iii) the Borrower has provided to the Agent a pro forma compliance certificate
                                          ---------
     evidencing compliance (after giving effect to the payment of such interest) with the financial covenants set forth in (S)12 hereof and with clause (ii) of this paragraph (a); and

(b) Whether or not a Default or Event of Default then exists or would result therefrom, the Samstock Subordinated Debt (including accrued interest and fees thereon) may be prepaid with the proceeds of the Rights Offering, so long as (i) the Rights Offering yields gross cash proceeds to the Borrower of not less than $8,000,000, and (ii) such payment is made prior to July 31, 2001.

     (S)7.  Amendments to Section 12 of the Credit Agreement.  Section 12 of the
            ------------------------------------------------
Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

                   "12.  FINANCIAL COVENANTS OF THE BORROWER.
                         -----------------------------------

          The Borrower covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Bank has any obligation to make any Loans or the Agent has any obligation to issue, extend or renew any Letters of Credit:

          12.1.  Leverage.
                 --------

          The Borrower will not, as of the end of any Reference Period ending on a date at any time during any period described in the table set forth below, permit the Leverage Ratio for such Reference Period to exceed the ratio set forth opposite such period in such table:

                    Period                        Ratio
                    ------                        -----

       December 25, 2000 through March 26, 2001         4.20:1.00
         March 27, 2001 through June 25, 2001           3.70:1.00
       June 26, 2001 through September 24, 2001         3.30:1.00
     September 25, 2001 through December 31, 2001       3.30:1.00
         January 1, 2002 through April 1, 2002          3.25:1.00
          April 2, 2002 through July 1, 2002            3.00:1.00
       July 2, 2002 through September 30, 2002          2.75:1.00
      October 1, 2002 through December 30, 2002         2.50:1.00
                     Thereafter                         2.00:1.00


          12.2.  Intentionally omitted.
                 ---------------------


          12.3.  Debt Service. The Borrower will not, as of the end of any
                 ------------
     Reference Period ending on any date at any time during any period described in the table set forth below, permit the Debt Service Coverage Ratio for such Reference Period to be less than the ratio set forth opposite such period in such table.


                       Period                             Ratio
                       ------                             -----
     December 25, 2000 through September 24, 2001      1.075:1.00
     September 25, 2001 through December 31, 2001       1.10:1.00
        January 1, 2002 through July 1, 2002            1.20:1.00
         July 2, 2002 through June 30, 2003             1.25:1.00
                     Thereafter                         1.30:1.00

          12.4.  Interest Coverage. The Borrower will not, as of the end of any
                 -----------------
     Reference Period ending on any date at any time during any period described in the table set forth below, permit the Interest Coverage Ratio for such Reference Period to be less than the ratio set forth opposite such period in such table:


                       Period                             Ratio
                       ------                             -----

     December 25, 2000 through March 26, 2001           1.25:1.00
     March 27, 2001 through September 24, 2001          1.30:1.00
      September 25, 2001 through July 1, 2002           1.35:1.00
      July 2, 2002 through December 30, 2002            1.50:1.00
      December 31, 2002 through June 30, 2003           1.60:1.00
                     Thereafter                         1.80:1.00

          12.5.  Capital Expenditures.
                 --------------------

          (a) The Borrower will not make, or permit any Subsidiary of the Borrower to make, Capital Expenditures in any fiscal year that exceed $35,000,000 in the aggregate in fiscal year 2000, $11,750,000 (of which $8,863,523.60 constitutes Contractor Liabilities) in the aggregate in fiscal year 2001, $3,500,000 in the aggregate in fiscal year 2002, $4,000,000 in the aggregate in fiscal year 2003 and $5,000,000 in the aggregate in fiscal year 2004; provided, however, that, if during any
                                    --------  -------
     fiscal year the amount of Capital Expenditures permitted for such fiscal year is not so utilized, fifty percent (50%) of such unutilized amount may be utilized in the next succeeding fiscal year but not in any subsequent fiscal year. Notwithstanding the foregoing, any Capital Expenditures made in connection with the Acquisition shall not be Capital Expenditures for purposes of this (S)12.5(a).

          (b) The Borrower will not enter into, or permit any Subsidiary of the Borrower to enter into, any agreement to fund any New Restaurant Capital Expenditures. Notwithstanding the foregoing, the Borrower shall be permitted to make payments in respect of the Contractor Liabilities and the 2001 Pre-Opening Costs provided, that such payments shall be made solely
                            --------
     with the proceeds from the Samstock Subordinated Debt, and that the Borrower provides the Agent with invoices and such other supporting documentation as the Agent may reasonably request in connection with such payments.

          12.6.  Adjusted Leverage Ratio. The Borrower will not, as of the end
                 -----------------------
     of any Reference Period ending on a date at any time during any period described in the table set forth below, permit the Adjusted Leverage Ratio for such Reference Period to exceed the ratio set forth opposite such period in such table:


                        Period                                    Ratio
                        ------                                    -----

       December 25, 2000 through March 26, 2001                 6.50:1.00
         March 27, 2001 through June 25, 2001                   6.20:1.00
        June 26, 2001 through December 31, 2001                 6.00:1.00
         January 1, 2001 through July 1, 2002                   5.50:1.00
          July 2, 2002 through March 31, 2003                   5.25:1.00
          April 1, 2003 through June 30, 2003                   5.00:1.00
        July 1, 2003 through September 29, 2003                 4.75:1.00
                      Thereafter                                4.50:1.00


          12.7.  Minimum EBITDA.
                 --------------

          (a) The Borrower will not, as of the end of any quarter ending during any period described in the table set forth below, permit Consolidated EBITDA for such fiscal quarter to be less than the amount set forth opposite such period in such table:


                    Period                                        Amount
                    ------                                        ------

       December 25, 2000 through March 26, 2001                 $2,000,000
         March 27, 2001 through June 25, 2001                   $2,500,000
       June 26, 2001 through September 24, 2001                 $2,200,000
     September 25, 2001 through December 31, 2001               $1,800,000
        January 1, 2002 through April 1, 2002                   $2,000,000
          April 2, 2002 through July 1, 2002                    $3,100,000
       July 2, 2002 through September 30, 2002                  $2,500,000
      October 1, 2002 through December 30, 2002                 $1,800,000


          (b) The Borrower will not, as of the end of any Reference Period ending on a date at any time during any period described in the table set forth below, permit Consolidated EBITDA for such Reference Period to exceed the ratio set forth opposite such period in such table:


       December 31, 2002 through March 31, 2003                $10,450,000
         April 1, 2003 through June 30, 2003                   $10,700,000
       July 1, 2003 through September 29, 2003                 $10,800,000
     September 30, 2003 through December 29, 2003              $10,900,000



     (S)8.   Amendment to Section 15 of the Credit Agreement. Section 15.1(r) of
             -----------------------------------------------
the Credit Agreement is hereby amended by inserting the words "(other than by virtue of operation of the Third Amended and Restated Standstill Agreement, dated as of February __, 2001, among the Parent, EGI-Chart House Investors, LLC, Samstock, L.L.C. and the other parties named therein or the exercise of voting rights of the holders of the Preferred Stock)" at the end thereof.

     (S)9.   Amendment to Schedules to Credit Agreement.  Schedule 1 to the
             ------------------------------------------   -------- -
Credit Agreement is hereby deleted in its entirety and replaced with the new
Schedule 1 attached hereto.
-------- -

     (S)10.  Affirmation and Acknowledgement of the Banks.  The Agent and the
             --------------------------------------------
Banks hereby affirm and acknowledge to the Parent, the Borrower and the Subsidiary Guarantors that, on the Effective Date, the Events of Default in respect of the financial covenants set forth in (S)12 of the Credit Agreement for the fiscal quarter ended December 25, 2000 have been cured or waived.

     (S)11.  Affirmation and Acknowledgment of the Parent and the Borrower.
             -------------------------------------------------------------
Each of the Parent and the Borrower hereby affirm and acknowledge to the Banks as follows:

     (a) The Borrower hereby ratifies and confirms all of its Obligations to the Banks, including, without limitation, the Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks all indebtedness, obligations and liabilities in respect of the Loans, the Letters of Credit, and all other amounts due under the Credit Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

     (b) The Parent hereby acknowledges the provisions of this Amendment and hereby reaffirms its absolute and unconditional guaranty of the Borrower's payment and performance of the Obligations as more fully described in the Parent Guaranty. The Parent hereby confirms that its obligations under the Parent Guaranty are and remain secured pursuant to the Security Documents to which it is a party.

     (S)12.  Representations and Warranties.  The Parent and the Borrower hereby
             ------------------------------
represent and warrant to the Banks as follows:

     (a) The execution and delivery by the Parent, the Borrower and each Subsidiary Guarantor of this Amendment, and the performance by the Parent, the Borrower and each Subsidiary Guarantor of its obligations and agreements under this Amendment and the Credit Agreement as amended hereby, are within the corporate authority of the Parent, the Borrower, and each Subsidiary Guarantor, have been duly authorized by all necessary corporate proceedings on behalf of the Parent, the Borrower and each Subsidiary Guarantor and do not and will not contravene any provision of law, statute, rule or regulation to which the Parent, the Borrower or any Subsidiary Guarantor is subject or any of the Parent's, the Borrower's, or any Subsidiary Guarantor's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Parent, the Borrower or any Subsidiary Guarantor, the contravention of which would materially adversely affect the business, assets or financial condition of the Borrower and its Subsidiaries, considered as a whole, or of the Borrower, considered individually.

    (b) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Parent, the Borrower and each Subsidiary Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Parent, the Borrower or any Subsidiary Guarantor of this Amendment or the Credit Agreement as amended hereby.

     (d) The representations and warranties contained in (S)9 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by this Amendment and the other Loan Documents, changes which have been disclosed to the Agent and the Banks prior to the date hereof and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

     (e) Each of the Parent, the Borrower and each Subsidiary Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

     (f) Except for the Contractor Liabilities, none of the Parent, the Borrower or any Subsidiary Guarantor has any liability for, or on account of, New Restaurant Capital Expenditures as of the Effective Date.

     (S)13.    Effectiveness.  This Amendment shall become effective as of
               -------------
December 24, 2000 upon the date (the "Effective Date") on which the Agent
                                      --------------
receives each of the following:

     (a) a fully executed counterpart hereof signed by each of the Parent, the Borrower, the Subsidiary Guarantors and the Banks;

     (b) a guaranty granted by Samstock, L.L.C. in favor of the Agent, for the benefit of the Banks, of the obligations incurred pursuant to the Additional Subordinated Note;

     (c) an amendment fee in the amount of $77,500 for the pro rata accounts of the Banks;

     (d) evidence that the Subordinated Debt Documents have been duly executed and delivered by the respective parties thereto and shall be in full force and effect; and

     (e) board resolutions authorizing the Parent and the Borrower to enter into and carry out the terms of the Subordinated Debt Documents, all in form and substance satisfactory to the Agent and the Banks.


     (S)14.    Miscellaneous Provisions.
               ------------------------

     (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

     (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of The Commonwealth of Massachusetts.

     (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     (d) The Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              CHART HOUSE ENTERPRISES, INC.


                              By:______________________________
                              Title:  President & Chief Executive Officer

                              CHART HOUSE, INC.


                              By:______________________________
                              Title:  President & Chief Executive Officer


                              FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), individually and as Agent


                              By:______________________________
                              Title:


                              BNP PARIBAS


                              By:______________________________
                              Title:


                              By:______________________________
                              Title:


                              ING (U.S.) CAPITAL LLC

                              By:______________________________
                                  Name:
                                  Title:

                           RATIFICATION OF GUARANTY

          Each of the undersigned guarantors (each, a "Subsidiary Guarantor") hereby acknowledges and consents to the foregoing Amendment as of December __, 2000, and agrees that the Subsidiary Guaranty (as defined in the Credit Agreement, and each other guaranty executed by a Subsidiary Guarantor after the Closing Date pursuant to the terms of the Credit Agreement) from each Subsidiary Guarantor in favor of the Agent and each of the Banks remains in full force and effect, and each of the Subsidiary Guarantors confirms and ratifies all of its obligations thereunder.



                              CHART HOUSE ENTERPRISES OF IDAHO, INC., as
                              Subsidiary Guarantor


                              By:______________________________
                              Title:  Assistant Secretary


                              CHART HOUSE ENTERPRISES OF PUERTO RICO, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer


                              CHART HOUSE OF ANNAPOLIS, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer


                              CHART HOUSE OF MARYLAND, INC., as Subsidiary
                              Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer

                              CHART HOUSE ACQUISITION, INC., as Subsidiary
                              Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer


                              BIG WAVE, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer


                              CORK 'N CLEAVER, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer


                              ANALOS COMPANY, as Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer

                              WEST 52/nd/ STREET, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer

                              CHART HOUSE ACQUISITION OF NEVADA, INC., as
                              Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer

                              CHART HOUSE ACQUISITION OF MARYLAND, INC., as Subsidiary Guarantor


                              By:______________________________
                              Title:  President & Chief Executive Officer

                                  Schedule 1
                                  ----------
                           (as of December 24, 2000)
                           --- -- -------- --- -----


--------------------------------------------------------------------------------------------------------------
                                      Revolving
                                       Credit             Commitment              Term             Commitment
           Banks                     Commitment           Percentage           Commitment          Percentage
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
 Fleet National Bank (f/k/a
 BankBoston, N.A.)                    $ 8,750,000              50%              $ 6,750,000             50%
 Domestic and Eurodollar
 Lending Office
 100 Federal Street
 Boston, MA  02110
 Attn: Thomas P. Tansi
 Vice President
--------------------------------------------------------------------------------------------------------------
 Paribas
 Domestic and Eurodollar              $ 4,375,000              25%              $ 3,375,000             25%
 Lending Office
 227 West Monroe
 Suite 3300
 Chicago, IL  60606
 Attn: Steve Heinen
--------------------------------------------------------------------------------------------------------------
 ING (US) LLC
 Domestic and Eurodollar              $ 4,375,000              25%              $ 3,375,000             25%
 Lending Office:
 233 South Wacker Drive,
 Suite 5200
 Chicago, IL  60606
 Attn:  Gil Kirkpatrick

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
   Totals:                            $17,500,000             100%              $13,500,000            100%

--------------------------------------------------------------------------------------------------------------